SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  August 26, 2003
---------------------------------
(Date of earliest event reported)

Commission File No. 333-90830




                        Asset Backed Funding Corporation
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       Delaware                                                    75-2533468
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(State of Incorporation)                                       (I.R.S. Employer
                                                             Identification No.)

214 North Tryon Street
Charlotte, North Carolina                                          28255
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Address of principal executive offices                             (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.    Other Events

         Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------
(99) Computational Materials prepared by Banc of America Securities LLC in connection with C-BASS Mortgage Loan Asset-Backed Certificates, Series 2003-CB4

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ASSET BACKED FUNDING CORPORATION


August 26, 2003

                                          By:  /s/  Daniel B. Goodwin
                                             -------------------------------
                                             Name:   Daniel B. Goodwin
                                             Title:  Senior Vice President

                                INDEX TO EXHIBITS



                                                              Paper (P) or
Exhibit No.            Description                            Electronic (E)
-----------            -----------                            --------------
(99)                   Computational Materials                       E
                       prepared by Banc of America
                       Securities LLC in connection
                       with C-BASS Mortgage Loan
                       Asset-Backed Certificates,
                       Series 2003-CB4